Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

Flex-Annuity

This prospectus describes the Flex-Annuity individual flexible purchase payment variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. The contracts provide for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have four investment choices in these contracts. The following four funds are offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex-Annuity contracts.

To learn more about the Flex-Annuity contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2003 as Supplemented April 15, 2004. We filed the SAI with the Securities and Exchange Commission (SEC), and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 24 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2003 as Supplemented April 15, 2004.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	8

Accumulation Unit	12

Annuitant	9

Annuity Options	18

Annuity Payments	17

Annuity Service Center	1

Annuity Unit Value	18

Contract Anniversary	14

Free Withdrawals	16

Income Phase	17

Maturity Date	17

Non-Qualified	21

Purchase Payment	10

Qualified	21

Separate Accounts	11

Tax Deferral	20

Index Of Special Terms

Highlights

This prospectus describes the general provisions of the Flex-Annuity variable annuity contracts. We offered the contracts for sale in tax-qualified arrangements and non-tax qualified arrangements.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contract.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of or all of your contract value, or if on the maturity date of your contract, you elect to receive fixed annuity payments or a lump sum payment.

The amount of the contingent deferred sales charge depends on:

•	the amount of purchase payments you make and

•	the length of time between when you make the purchase payments and when you withdraw the value of the accumulation units purchased with them, or when your contract reaches its maturity date and you elect to receive fixed annuity payments or a lump-sum payment.

The contingent deferred sales charge ranges from:

•	11% to 0% on the value of the accumulation units purchased with your first $3,000 of purchase payments,

•	5% to 0% on the value of the accumulation units purchased with your cumulative purchase payments between $3,000 and $35,000, and

•	0% on the value of the accumulation units purchased with your cumulative purchase payments over $35,000.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. We do not assess a charge for transfers during the accumulation phase. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Contingent Deferred Sales Charge		Current	Maximum
(as a percentage of the current value of the accumulation units purchased in each level now being withdrawn)
		0% to 11%*	11%*
*Contingent Deferred Sales Charge Schedule

Level	Cumulative Purchase Payments	Contingent Deferred Sales Charge Load
1	First $3,000	11% in year purchase payment is made, decreasing 1% per contract year until it is 0%
2	Next $32,000	5% in year purchase payment is made, decreasing 1% per contract year until it is 0%
3	Over $35,000	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

		Current	Maximum

Annual Administrative Charge		$35	$50

Separate Account Annual Expenses
(as a percentage of average account value)		Current	Maximum
Asset Charge for Mortality and Expense Risk		1.25%	1.25%

Total Separate Account Annual Expenses		1.25%	1.25%

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	0.52%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%[1]
MML Equity Fund	0.38%	0.04%	—	0.42%[1]
MML Managed Bond Fund	0.46%	0.01%	—	0.47%[1]
MML Money Market Fund	0.48%	0.04%	—	0.52%[1]

1 MassMutual has agreed to bear expenses of the funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. We did not reimburse any expenses of these funds due to this undertaking in 2002.

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,055	$1,484	$1,715	$2,471	$205	$634	$1,089	$2,351
Sub-account with minimum total operating expenses	1,045	1,454	1,666	2,368	195	604	1,038	2,246

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the minimum fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$1,048	$1,461	$1,678	$2,393	$198	$611	$1,050	$2,271
Sub-account with minimum total operating expenses	1,038	1,431	1,630	2,288	188	581	999	2,166

The examples using current expenses reflect the annual administrative charge of $35 as an annual charge of 0.18%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.25%. This charge is based on an anticipated average contract value of $19,800. The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A-Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

The Flex-Annuity Contract

General Overview

Flex-Annuity is a contract between you, the owner and us, MassMutual. The contracts are intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The Flex-Annuity contracts, like all deferred annuity contracts, have two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contracts are called variable annuities because you can choose to allocate your purchase payment(s) among four funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 1 were designed for use in retirement plans which qualify for special federal tax treatment under the Code.

Contracts issued by Massachusetts Mutual Variable Annuity Separate Account 2 were designed for use in retirement plan arrangements other than the qualified plans offered through Massachusetts Mutual Variable Annuity Separate Account 1. These contracts are referred to as non-qualified.

We no longer sell the Flex-Annuity contracts. However, you may continue to make additional purchase payments to your Flex-Annuity contract.

The Company/General Overview

Ownership of a Contract

Owner

The owner is named at time of application. The owner of the contract must be the annuitant, except in the following situations where there is:

•	a custodian for a minor annuitant under the Uniform Gifts or Transfers to Minors Act;

•	a non-natural person;

•	a trust; or

•	an employer sponsored plan.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. Subject to any requirements of the Code applicable to your contract, you may change the owner of the contract at any time prior to the maturity date by written request. Changing the owner may result in tax consequences.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. The annuitant was named when we issued your contract.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies. If an irrevocable beneficiary is named, this beneficiary must consent to the exercise of any contract rights.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

Ownership of a Contract

Additional Purchase Payments

Additional Purchase Payments

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $25 are subject to our approval.

We reserve the right to establish a maximum on the total purchase payments you may make to your contract. This maximum will be at least $500,000.

You may make additional purchase payments by:

•	mailing your check that clearly indicates your name and contract number to our lockbox:

MassMutual

P.O. Box 92714

Chicago, IL 60675-2714

•	instructing your bank to wire transfer funds to:

JP Morgan Chase Bank,

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any purchase payment.

Allocation Of Purchase Payments

If you make additional purchase payments, we will apply them in the same way as you requested on your application, unless you tell us otherwise. We will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply the purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Additional Purchase Payments

Investment Choices

The Separate Accounts

We established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established these separate accounts to hold the assets that underlie the contracts. We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. We have registered both separate accounts with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

We own the assets of the separate accounts. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate accounts to meet the anticipated obligations of the contracts funded by the separate accounts.

We have divided each separate account into 4 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers the 4 funds listed below.

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Blend Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Blend Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Blend Fund.

Transfers

Transfers During the Accumulation Phase

You may transfer all or part of your contract value among the funds without charge. You may not make transfers during the period 30 days before your contract enters the income phase.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Income Phase

We do not permit transfers during the income phase.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a

Contract Value

market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Withdrawals

During the accumulation phase you may make either a partial or total withdrawal of your contract value. The Internal Revenue Code imposes special rules in the case of a TSA contract.

If you make a partial withdrawal, you must tell us from which investment choice(s) you want the withdrawal taken. You must withdraw at least $100 or the entire value in a fund, if less. If your request for a partial withdrawal will reduce your contract value to less than $600, we reserve the right to treat the request as a full withdrawal of your contract value.

Full or partial withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank; and

•	less an administrative charge if you fully withdraw your contract value on a date other than the contract anniversary.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request is not for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Contract Value

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charge

Each business day we deduct an insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. We refer to this charge as an asset charge. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current administrative charge and the contingent deferred sales charge will be insufficient to cover the actual cost of administering the contracts.

If the asset charge is not sufficient to cover the actual costs, we will bear the loss. However, we do expect to profit from this charge.

Administrative Charge

On each contract anniversary, we impose an administrative charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. The charge is $35. We may increase this charge, but it will not exceed $50. We make this deduction from your contract value in proportion to your value in each fund.

Your first contract anniversary is one calendar year from the date we issued your contract.

We also deduct this charge between contract anniversary dates:

•	if you fully withdraw your contract value; unless you are exchanging your contract for a variable annuity contract issued by us or one of our affiliates;

•	on the maturity date; or

•	if the annuitant dies while the contract is in the accumulation phase, and the death benefit is the contract value.

We will not assess the administrative charge against any contract purchased with proceeds from:

•	a variable annuity contract issued by MassMutual which was subject to an initial sales charge;

•	any fixed dollar life insurance or fixed dollar annuity contract issued by MassMutual where such proceeds were not subject to a surrender charge; or

•	a variable annuity contract held under a MassMutual Agent Pension Plan;

Contract Value/Expenses

if within six months of the purchase of a contract, you had purchased a new contract and kept both contracts in force.

We have set the administrative charge so that we do not profit from this charge.

Contingent Deferred

Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge if:

•	you withdraw all or part of your contract value, or

•	you elect to receive fixed annuity payments on your contract maturity date, or

•	you elect to receive a lump-sum payment on your contract maturity date.

We use this charge to cover certain expenses related to the sale of the contract.

The amount of the contingent deferred sales charge depends on the following two factors:

1.	The total amount of purchase payments you make, and

2.	The length of time between when you make the purchase payments and when you withdraw them, or when your contract reaches its maturity date.

The contingent deferred sales charge ranges from 11% to 0% on the value of the accumulation units purchased with your first $3,000 of purchase payments. We will assess a contingent deferred sales charge of 11% if you redeem accumulation units in the same contract year you purchased them. This charge decreases 1% each contract year from the date you made the purchase payments.

The contingent deferred sales charge ranges from 5% to 0% on the value of the accumulation units purchased with your cumulative purchase payments between $3,000 and $35,000. We will assess a contingent deferred sales charge of 5% if you redeem accumulation units in the same contract year you purchased them. This charge declines 1% each contract year from the date you made the purchase payments.

We do not assess a contingent deferred sales charge on the value of the accumulation units purchased with your cumulative purchase payments in excess of $35,000.

We will redeem accumulation units with the lowest applicable contingent deferred sales charge first.

The contingent deferred sales charge is illustrated in the following table:

Full contract years since purchase payments were accepted	Charge Assessed Against the Value of Accumulation Units Purchased with:
	First $3,000 of Purchase Payments	Next $32,000 of Purchase Payments	Cumulative Purchase Payments over $35,000
1	11%	5%	No Charge
2	10%	4%	No Charge
3	9%	3%	No Charge
4	8%	2%	No Charge
5	7%	1%	No Charge
6	6%	No Charge	No Charge
7	5%	No Charge	No Charge
8	4%	No Charge	No Charge
9	3%	No Charge	No Charge
10	2%	No Charge	No Charge
11	1%	No Charge	No Charge
12 or more	No Charge	No Charge	No Charge

Expenses

The amount of the contingent deferred sales charge we deduct at any time, plus contingent deferred sales charges we previously deducted, will not exceed 8.5% of the total purchase payments you made up to that time.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Against purchase payments made by exchanging a previously issued MassMutual variable annuity contract which was subject to an initial sales charge;

•	Against purchase payments made by exchanging any fixed dollar life insurance or fixed dollar annuity contract issued by us where such proceeds were not subject to a surrender charge;

•	Against purchase payments made by exchanging a variable annuity contract held under the MassMutual Agent Pension Plan;

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

Beginning in the 5th contract year, we will not deduct a contingent deferred sales charge if you redeem up to 10% of the number of accumulation units in each fund as of the last day of the preceding contract year. You may not carry over any unused portion of this 10% free withdrawal amount to any future contract year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes. We currently deduct from any purchase payment any premium tax that is due when purchase payments are made before allocating the payment to your investment choice. However, we will deduct the premium taxes at the time of death, withdrawal of your total contract value, or when annuity payments begin, if state law requires. We do not expect to make a profit from this deduction. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative services that we provide.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed or variable annuity payments under one of several annuity options. You also may elect to receive your contract value in one sum. If you elect a fixed annuity payment or a lump-sum payment, we may assess a contingent deferred sales charge against your contract value on the maturity date.

You can choose the month and year in which those payments begin. We call that date the maturity date.

We asked you to choose your maturity date when you purchased your contract. You can defer your maturity date to any allowable date later than your current maturity date provided we receive your written request at our Annuity Service Center at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 31 days before the new maturity date you elected.

You may elect an annuity option at any time before the maturity date. If you do not elect an annuity option by the maturity date, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed.

Annuity payments must begin by the earlier of:

1.	the contract anniversary nearest to the annuitant’s 100th birthday (90th in New York), if you allocate your purchase payments to Separate Account 2;

2.	the contract anniversary nearest to the annuitant’s 100th birthday (90th in New York), if you allocate your purchase payments to Separate Account 1.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

At the maturity date, you have the same fund choices that you had during the accumulation phase. If you elect variable annuity payments and do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date.

After the maturity date, we will not assess a contingent deferred sales charge if the annuitant withdraws up to the full amount of the then present value of any remaining unpaid payments certain under the payment option. The beneficiary may make these withdrawals if the annuitant has died. However, when you elect a payment option, you may indicate that the annuitant does not have the right to withdraw unpaid payments certain under the lifetime payment option or the joint lifetime payment options.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of any applicable premium taxes;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the deduction of any applicable contingent deferred sales charge; and

•	the deduction of an administrative charge.

Variable Annuity Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of any applicable premium taxes;

•	the deduction of an administrative charge;

•	the annuity option you select;

The Income Phase

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you may not transfer among the funds. In addition, under most income options, you may not change the annuity option, the frequency of annuity payments or make withdrawals once your contract is in the income phase.

Fixed Income Payment Option.  We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. (Not available as a variable annuity payment.)

Fixed Time Payment Option.  We will make equal monthly payments for any period you select, up to 30 years. The amount of each payment depends on your contract value at the maturity date, the period you select and the monthly payment rates we use when your first payment is due. You may elect this option with either fixed or variable payments.

Lifetime Payment Option.  We will make fixed or variable annuity payments based on the life of the annuitant. If you choose a variable annuity payment plan, the payments are not guaranteed as to the amount, and may vary. If you elect this option, annuity payments will be made either:

1.	without any guaranteed number of payments;

2.	with payments guaranteed for the amount applied; or

3.	with payments guaranteed for 5 or 10 years.

Interest Payment Option.  We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. (Not available as a variable annuity payment.)

Joint Lifetime Payment Option.  We will make fixed or variable payments based on the lives of 2 named people. If a fixed income is elected, the payments are equal. If a variable income is elected, the payments are not guaranteed as to amount and may vary. While both are living, one payment will be made each month. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

1.	Payments for two lives only. We guarantee no specific number of payments. Payments stop when both persons have died.

2.	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

Joint Lifetime Payment Option With Reduced Payments.  We will make fixed or variable monthly payments based on the lives of two annuitants. When one dies, we will make reduced payments during the lifetime of the survivor. We will stop payments once both annuitants have died. These reduced payments will be two-thirds of what they would have been if both annuitants had continued to live.

If your contract value is less than $2,000 on the maturity date, or if the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum

The Income Phase

less any applicable contingent deferred sales charge, rather than a series of annuity payments.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Payments After Death of an

Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will pay in one sum the present value of any unpaid payments under the option to the beneficiary. We will determine the present value as of the business day we receive written notice of death at our Annuity Service Center.

Payments on Death

Death Of Owner Or Annuitant During Accumulation Phase

If the owner or annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

1.	the total of all purchase payments, less any withdrawals and any applicable charges; or

2.	your contract value as of the business day we receive proof of death, less any applicable administrative charge.

We will deduct the amount of any applicable premium taxes.

The death benefit may be paid in a lump-sum payment or, with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and all other required forms at our Annuity Service Center.

We will credit interest on the death benefit until we pay the death benefit in one sum or apply it to a payment option, at the greater of:

•	the interest rate we currently pay on amounts held in our general account under interest payment settlement options, or

•	the rate earned by the MML Money Market Division, adjusted by the deduction of the asset charge.

We do not impose a contingent deferred sales charge on death benefit payments.

The Income Phase/Payments on Death

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Taxes

Qualified And Non-Qualified Contracts

If you purchased the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchased the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1.	paid on or after you reach age 59 1/2;

2.	paid to your beneficiary after you die;

3.	paid if you become totally disabled (as that term is defined in the Code);

4.	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5.	paid under an immediate annuity; or

6.	which come from purchase payments made prior to August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuity), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72 (m)(7);

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

Taxes

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered

Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment:

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw his/her own purchase payments made through salary reductions and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Other Information

Distribution

MML Investors Services, Inc. (MMLISI), an indirect wholly-owned subsidiary of MassMutual, acted as the principal underwriter for the contracts. The contracts are no longer offered for sale to the public. However, you may continue to make purchase payments to your contract. MMLISI is the current broker-dealer for the existing contracts. MMLISI’s address is 1414 Main Street, Springfield, Massachusetts 01144-1013.

From time to time we may enter into special arrangements with certain broker-dealers and with registered representatives of MMLISI. These special arrangements may provide for the payment of higher compensation to such registered representatives for selling the contracts.

Assignment

The contract cannot be sold, discounted, assigned or pledged as a collateral for a loan, security for the performance of any other obligation, or any other purpose to anyone other than us.

Taxes/Other Information

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected;

•	Add separate account divisions;

•	Change the name of a separate account; and

•	Split or consolidate the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation or annuity unit values for any division.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Financial Statements

We have included our statutory financial statements and those of the separate accounts in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

Other Information

The Table of Contents of this statement is as follows:

1.	General Information

2.	Assignment of Contract

3.	Restrictions on Redemptions

4.	Distribution and Administration

5.	Purchase of Securities Being Offered

6.	Contract Value Calculation and Annuity Payments

7.	Performance Measures

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Flex-Annuity.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Flex-Annuity Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1— Flex Annuity (Qualified) Accumulation Units Values	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 2002	$7.44	$2.53	$4.73	$4.38
December 31, 2001	9.38	2.53	4.43	5.02
December 31, 2000	11.13	2.47	4.16	5.39
December 31, 1999	10.96	2.36	3.78	5.46
December 31, 1998	11.54	2.28	3.90	5.60
December 31, 1997	10.05	2.20	3.65	4.99
December 31, 1996	7.91	2.11	3.37	4.18
December 31, 1995	6.66	2.04	3.30	3.71
December 31, 1994	5.14	1.95	2.80	3.05
December 31, 1993	5.00	1.90	2.95	3.01

Number of Accumulation Units Outstanding

December 31, 2002	4,350,382	1,865,493	1,355,079	15,354,768
December 31, 2001	5,126,922	2,278,283	1,291,503	18,466,129
December 31, 2000	6,073,792	2,469,283	1,622,830	22,765,847
December 31, 1999	9,753,563	3,451,044	2,295,386	35,401,877
December 31, 1998	11,301,840	3,832,215	2,729,709	42,436,643
December 31, 1997	12,873,716	4,264,075	3,129,633	48,121,541
December 31, 1996	14,317,232	4,615,046	3,717,153	54,207,831
December 31, 1995	15,282,232	5,241,173	4,286,573	61,250,763
December 31, 1994	16,469,073	6,974,443	4,945,453	70,616,166
December 31, 1993	17,562,315	8,006,953	5,750,922	76,447,631

Appendix A

A-1

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 2— Flex Annuity IV (Non-Qualified) Accumulation Unit Values	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division
December 31, 2002	$7.19	$2.56	$5.06	$4.49
December 31, 2001	9.05	2.56	4.72	5.14
December 31, 2000	10.75	2.50	4.43	5.52
December 31, 1999	10.58	2.38	4.04	5.59
December 31, 1998	11.14	2.30	4.16	5.73
December 31, 1997	9.70	2.22	3.90	5.11
December 31, 1996	7.64	2.13	3.59	4.28
December 31, 1995	6.43	2.06	3.52	3.80
December 31, 1994	4.96	1.97	2.99	3.12
December 31, 1993	4.83	1.92	3.15	3.08

Number of Accumulation Units Outstanding

December 31, 2002	581,318	1,191,187	226,381	1,831,065
December 31, 2001	639,589	1,304,604	171,096	2,328,817
December 31, 2000	742,830	1,297,605	205,088	2,890,377
December 31, 1999	988,546	1,479,238	263,060	3,996,312
December 31, 1998	1,077,330	1,404,475	590,373	5,047,675
December 31, 1997	1,252,526	1,467,953	461,926	5,943,641
December 31, 1996	1,519,742	3,131,074	510,781	6,685,070
December 31, 1995	1,762,666	2,571,690	635,797	7,357,523
December 31, 1994	2,013,658	2,706,939	679,696	8,272,609
December 31, 1993	2,035,263	2,954,111	897,140	9,139,911

Appendix A

A-2

FLEX-ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2003 (the “Prospectus”). The Prospectus may be obtained from MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067, 1-800-272-2216 (press 2).

Dated May 1, 2003

as Supplemented April 15, 2004

General Information	2
Assignment of Contract	2
Restrictions on Redemption	3
Distribution and Administration	3
Purchase of Securities Being Offered	4
Contract Value Calculations and Annuity Payments	4
Performance Measures	8
Federal Tax Matters	9
Experts	16
Financial Statements	Final Pages

1

GENERAL INFORMATION

MassMutual

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. The Company is organized as a mutual life insurance company.

The Separate Accounts

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other Flex-Annuity Contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex-Annuity contracts (the “contracts”), however, are general corporate obligations of MassMutual.

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment. For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the

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contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the accumulated value of the contract less the administrative charge, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

(4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable;

(5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree of other written instrument incident to a divorce.

Assignments for value may be subject to federal income tax.

RESTRICTIONS ON REDEMPTION

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

DISTRIBUTION AND ADMINISTRATION

Under a Servicing Agreement between MML Investors Services, Inc. (“MMLISI”), an indirect wholly owned subsidiary of MassMutual, and the Separate Accounts, MMLISI agreed to act as principal underwriter for each Separate Account and each Separate Account agreed that MMLISI would be its exclusive principal underwriter.

Under the Servicing Agreement, MMLISI may receive compensation for its activities as principal underwriter. In 2002 and 2001 there was no such compensation. Commissions will be paid through MMLISI to agents. During 2002, 2001 and 2000, commission payments amounted to $10,206, $10,206 and $10,206, respectively.

Under Administration Agreements, MassMutual has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the Separate Accounts; and (2) all services and expenses required for the administration of the Separate Accounts other than the services and expenses referred to in (1). MassMutual also has agreed to provide, or provide for, and assume all services and expenses required for the Separate Accounts’ management-related services. MassMutual receives no compensation for such services apart from the various charges against the contract described in the Prospectus.

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These Servicing and Administrative Agreements may be terminated by the parties without the payment of any penalty upon thirty days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. The contract owner will not receive notice with respect of changes in the agreement.

The contracts are no longer offered for sale. Purchase payments will, however, continue to be accepted under the contracts.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contractholders as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS AND ANNUITY PAYMENTS

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern standard time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the four Divisions of the Separate Account. At the end of each Valuation Period MassMutual will apply your purchase payment (after deducting any applicable premium taxes) to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value on the date a purchase payment is received in good order by MassMutual in the mail or by wire transfer at MassMutual’s Annuity Service Center

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or a designated bank lock box. If the date of receipt is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If a purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Annuity Service Center (due to incomplete or ambiguous instructions, for example) the payment will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the Gross Investment Rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable Asset Charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The Gross Investment Rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The Gross Investment Rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The Gross Investment Rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the “Fixed Income Option” in your contract), variable monthly annuity payments (referred to as the “Variable Income Option” in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. If you elect a fixed annuity or a lump sum payment, a contingent deferred sales charge (as described in the Prospectus) may be deducted from the accumulated value of your contract at maturity. If, however, you elect a variable monthly annuity, no contingent deferred sales charge will be deducted from the accumulated value of your contract. Variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

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Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value attributable to each Division of the contract is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the purchase rate (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The Assumed Investment Rate for each Division will be 4% per annum unless a lower rate is required by state law. The Assumed Investment Rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Separate Account Division for the period between the date any Variable Monthly Annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the Assumed Investment Rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the Assumed Investment Rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the Assumed Investment Rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity

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Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the Assumed Investment Rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account.

Gross Investment Rate	= Net Earnings during Valuation Period Value of Net Assets at beginning of Valuation Period

Net Investment Factor	= Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	= Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor

Annuity Unit Value	Annuity Unit Value on Preceding = Valuation Date × Net Investment Factor 1.00000000 plus rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .00003425 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively; that the corresponding Assumed Investment Rate was 4% and that the Valuation Period was one day.

The Gross Investment Rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035775 (.00039200 plus 1.00000000 minus .00003425). The new Accumulation Unit Value would be $1.13540605 ($1.13500000 × 1.00035775). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726703 ($1.06700000 × 1.00035775 divided by 1.0001746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for Any

Division of a Separate Account

First Variable Monthly Annuity Payment	Accumulation Units Applied × Accumulation = Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment × Purchase Rate

Number of Annuity Units	First Variable Monthly Annuity Payment = Annuity Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable Monthly Annuity Payments	= Number of Annuity Units × Annuity Unit Value on the Applicable Payment Calculation Date

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Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the Assumed Investment Rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second Variable Monthly Annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × .00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second Variable Monthly Annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

PERFORMANCE MEASURES

We do not advertise performance related information.

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FEDERAL TAX MATTERS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

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represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

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Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued

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pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2003 is $12,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the

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benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408 (b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayers 2003 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

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Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $12,000 in 2003, which increases in $1,000 annual increments until it reaches $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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EXPERTS

The financial statements included in this Statement of Additional Information for the Massachusetts Mutual Variable Annuity Separate Account 1—Variable Annuity Fund 4 Segment and Flex Annuity IV (Qualified) Segment and the Massachusetts Mutual Variable Annuity Separate Account 2—Flex Annuity IV (Non-Qualified) Segment, and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2002, 2001 and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

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